UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2021

Monument Circle Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39876	85-325655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One EMMIS Plaza, 40 Monument Circle, Suite 700 Indianapolis, IN	46204
(Address of principal executive offices)	(Zip Code)

(317) 266-0100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	MONCU	Nasdaq Capital Market

Shares of Class A common stock	MON	Nasdaq Capital Market

Warrants included as part of the units	MONCW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 19, 2021, Monument Circle Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 units (the “Units”), including the issuance of 3,200,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, filed with the Securities and Exchange Commission (the “Commission”) on December 23, 2020 (File No. 333-251627), subsequently amended, and the registration statement on Form S-1 MEF, filed with the Commission on January 13, 2021 (File No. 252095) (collectively, the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $250,000,000.

In connection with the IPO, the Company entered into the following agreements forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated January 13, 2021, among the Company and Cantor Fitzgerald, as representative of the underwriters.

•	A Warrant Agreement, dated January 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated January 13, 2021, among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated January 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated January 13, 2021, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated January 13, 2021, between the Company and the Sponsor.

•	An Indemnification Agreement, dated January 13, 2021, between the Company and Jeffrey H. Smulyan.

•	An Indemnification Agreement, dated January 13, 2021, between the Company and Patrick Walsh.

•	An Indemnification Agreement, dated January 13, 2021, between the Company and Ryan A. Hornaday.

•	An Indemnification Agreement, dated January 13, 2021, between the Company and J. Scott Enright.

•	An Indemnification Agreement, dated January 13, 2021, between the Company and Thomas J. “Chase” Rupe.

•	An Indemnification Agreement, dated January 13, 2021, between the Company and Stanley P. Gold.

•	An Indemnification Agreement, dated January 13, 2021, between the Company and Stephen Goldsmith.

•	An Indemnification Agreement, dated January 13, 2021, between the Company and Traug Keller.

•	An Administrative Services Agreement, dated January 13, 2020, between the Company and the Sponsor.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Monument Circle Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $7,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $ 250,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On January 14, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 19, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 13, 2021, among the Company and Cantor Fitzgerald & Co. and Moelis & Company LLC, as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation of Monument Circle Acquisition Corp.

4.1	Warrant Agreement, dated January 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 13, 2021, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated January 13, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 13, 2021, among the Company, the Sponsor and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated January 13, 2021, between the Company and the Sponsor.

10.5	Indemnification Agreement, dated January 13, 2021, between the Company and Jeffrey H. Smulyan.

10.6	Indemnification Agreement, dated January 13, 2021, between the Company and Patrick Walsh.

10.7	Indemnification Agreement, dated January 13, 2021, between the Company and Ryan A. Hornaday.

10.8	Indemnification Agreement, dated January 13, 2021, between the Company and J. Scott Enright.

10.9	Indemnification Agreement, dated January 13, 2021, between the Company and Thomas J. “Chase” Rupe.

10.10	Indemnification Agreement, dated January 13, 2021, between the Company and Stanley P. Gold.

10.11	Indemnification Agreement, dated January 13, 2021, between the Company and Stephen Goldsmith.

10.12	Indemnification Agreement, dated January 13, 2021, between the Company and Traug Keller.

10.13	Administrative Services Agreement, dated January 13, 2021, between the Company and the Sponsor.

99.1	Press Release, dated January 14, 2021.

99.2	Press Release, dated January 19, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monument Circle Acquisition Corp.

Date: January 19, 2021	By:	/s/ Ryan A. Hornaday
		Name:	Ryan A. Hornaday
		Title:	Executive Vice President, Chief Financial Officer and Treasurer